UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

AMG Funds III

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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800 Connecticut Avenue, 4th Floor

Norwalk, CT 06854

203-299-3500

www.amgfunds.com

AMG Managers Cadence Capital Appreciation Fund

AMG Managers Cadence Mid Cap Fund

AMG Managers Cadence Emerging Companies Fund

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

https://investor.amgfunds.com/investment/cadence_capital_appreciation_fund

https://investor.amgfunds.com/investment/cadence_mid_cap_fund

https://investor.amgfunds.com/investment/cadence_emerging_companies_fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund (each a “Fund” and collectively the “Funds”), each a series of AMG Funds III, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager, under certain conditions, to hire unaffiliated subadvisors or materially amend subadvisory agreements with unaffiliated subadvisors with the approval of the Trustees of the Trust, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about November 5, 2014.

I. Cadence Capital Management LLC and the New Subadvisory Agreements

Cadence Capital Management LLC (“Cadence”) is wholly owned by CCM Holding, LLC (“Holding”). Prior to August 8, 2014, Holding was owned jointly by Rosemont Partners (“Rosemont”), a private equity firm that held approximately 49%

of the ownership interest, and MD Holdings, LLC (“MD”), which held the remaining 51% interest in Holding. Prior to August 8, 2014, MD was owned by former and current employees of Cadence. On August 8, 2014, Rosemont sold its interest in Holding to MD and Continuum Capital LLC (“Continuum”) (the “Transaction”). As a result of the Transaction, MD currently owns 67% of Holding and Continuum owns the remaining 33%. Additionally, current employees of Cadence purchased the interest in MD previously held by former employees, so that MD is now owned by current Cadence employees. The Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services previously provided to the Funds by Cadence, including each Fund’s preexisting investment management team, structure and operations.

At an in-person meeting held on June 4, 2014, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) of the Trust, were informed that the Transaction might be considered a change of control of Cadence, thereby constituting an assignment of the Funds’ former subadvisory agreements between AMG Funds LLC (“AMG Funds” or the “Manager”) and Cadence dated

September 27, 2010 (the “Former Subadvisory Agreements”), which would terminate each Former Subadvisory Agreement in accordance with its terms and the 1940 Act. To maintain continuity in the provision of the subadvisory services to the Funds following the Transaction, the Board, and separately a majority of the Independent Trustees, approved new subadvisory agreements between the Manager and Cadence with respect to the Funds, to take effect upon the closing the Transaction (the “New Subadvisory Agreements”). The New Subadvisory Agreements took effect on August 8, 2014.

The Manager believes that the terms of the New Subadvisory Agreements are not materially different from the terms of the Former Subadvisory Agreements. Each Former Subadvisory Agreement was last submitted to the applicable Fund’s shareholders for approval on September 21, 2010 in connection with the Fund’s organization as a series of the Trust. The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreements on June 19-20, 2014. In connection with the Transaction, the Board terminated the Former Subadvisory Agreements as of August 8, 2014.

Under the Management Agreement, AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund pay the Manager a fee equal to 0.45%, 0.45%, and 1.25%, respectively, per annum of the average daily net assets of the applicable Fund. In turn, under the terms and conditions of both the Former Subadvisory Agreements and the New Subadvisory Agreements, the Manager pays Cadence 0.35%, 0.35%, and 1.05%, for AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund, respectively, per annum of the average daily net assets of the Fund allocated to Cadence. The Manager paid Cadence $631,812 with respect to AMG Managers Cadence Capital Appreciation Fund, $1,236,616 with respect to AMG Managers Cadence Mid Cap Fund, and $475,838 with respect to AMG Managers Cadence Emerging Companies Fund, under each respective Former Subadvisory Agreement for the fiscal year ended May 31, 2014. Because the fees paid to the Subadvisor under the New Subadvisory Agreements are not paid by the Funds but are paid by the

Manager out of the management fees the Manager receives from each Fund, there is no change in the management fee paid by each Fund as a result of the Funds being subadvised by Cadence.

Pursuant to the terms of each New Subadvisory Agreement, Cadence serves as the discretionary asset manager of the respective Fund, and manages the composition of the Fund’s assets, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information.

Additionally, Cadence or a proxy voting service authorized by Cadence is authorized to exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets of the Fund, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust.

Cadence is also authorized under the New Subadvisory Agreements to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and to select the markets on or in which the transactions will be executed. In doing so, Cadence’s primary responsibility is to seek to obtain best execution for the Funds. The Former Subadvisory Agreements provided that Cadence’s primary responsibility in this regard was to obtain the best net price and execution for the Fund.

The New Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to each Fund in the allocation of investment opportunities. The New Subadvisory Agreements will continue in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the trustees who are not parties to such agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the continuance. The New Subadvisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The New Subadvisory Agreements may be terminated: (i) by the Manager at any time, without payment of a penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) with respect to the Funds, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon reasonable written notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

The New Subadvisory Agreements provide that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with matters to which the New Subadvisory Agreements relate, except by reason of the Subadvisor’s willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the New Subadvisory Agreements.

The New Subadvisory Agreements are attached as Exhibit A.

II. The Trust and its Management Agreement

Each Fund is a series of the Trust. The Trust has entered into an investment management agreement with respect to each Fund with the Manager dated April 1, 1999, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of each Fund, reviews and monitors the performance of subadvisors on an ongoing basis, and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates each Fund’s assets among the Fund’s subadvisors, if applicable, and the portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Funds. The Funds, therefore, pay no fees directly to the subadvisors. The Manager also serves as administrator to the Funds pursuant to an administration agreement.

The Manager recommends subadvisors for each Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subad-visors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. A subadvisor does not provide any services to a Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Information about Cadence Capital Management LLC

The following is a description of Cadence, which is based solely on information provided by Cadence. Cadence is not affiliated with the Manager.

Cadence, located at 265 Franklin Street, Boston, Massachusetts 02110, provides advisory services to mutual funds and institutional accounts, including employee benefit plans, college endowment funds and foundations. As of June 30, 2014, Cadence managed approximately $4.8 billion in assets.

Cadence Directors, Officers and Control Persons

As noted above, the Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services that were provided by Cadence to the Funds prior to the Transaction. Information about the chief officers, members and direct control persons of Cadence is set forth in the table below. Cadence is also indirectly controlled by MD and Continuum, by virtue of their 67% and 33% ownership interests in Holding, respectively. Douglas Carl Grip is the Managing Member of Continuum.

Name of Directors and Officers

William Bailey Bannick	Managing Director and Chief Compliance Officer
Michael John Skillman	Managing Director, Chief Executive Officer
CCM Holding LLC	Managing Member
Robert Leonard Fitzpatrick	Managing Director
Stephen Charles Demirjian	Managing Director
Robert Edward Ginsberg	Managing Director

Portfolio Managers

William B. Bannick, Robert L. Fitzpatrick, Michael J. Skillman, Robert E. Ginsberg and Stephen C. Demirjian are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. The portfolio managers make investment decisions for each Fund’s portfolio using a consensus approach. Mr. Bannick is a Managing Director and Chief Compliance Officer at Cadence. Mr. Bannick is a research generalist and Portfolio Manager for the Cadence team. He also manages separately managed equity accounts for various Cadence institutional clients. Mr. Bannick joined Cadence in 1992. Mr. Fitzpatrick is a Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications.

Mr. Fitzpatrick joined Cadence in 1999. Mr. Skillman is a Managing Director and Chief Executive Officer at Cadence. Mr. Skillman joined Cadence in 1994. Mr. Ginsberg is a Portfolio Manager at Cadence, a position he has held since August 2011. Previously, Mr. Ginsberg served as a Senior Analyst at INVESCO from September 2008 to July 2011. Mr. Ginsberg was also a Managing Director and Portfolio Manager at Putnam Investments from August 2004 to January 2008. Mr. Demirjian is a Portfolio Manager at Cadence, a position he has held since May 2012. Previously, Mr. Demirjian served as a Portfolio Manager at Cadence Integrity Partners LLC from November 2010 to May 2012. Mr. Demirjian was also a Senior Vice President at Columbia Management from September 2009 to November 2010. Mr. Demirjian was also the Founder and Chief Executive Officer at Integrity Capital Management from August 2003 to September 2009.

Other Funds with Similar Investment Objectives Managed by Cadence

Cadence currently acts as an investment advisor or subadvisor with respect to the following other mutual funds with a similar investment objective to that of the Funds.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of September 31, 2009	Fee	Fee Waivers and Reimbursements
SunAmerica Speciality Series Small Cap Fund	Micro Cap Growth	$23,372,401	0.500%	None
HC Capital Trust The Institutional Value Equity Portfolio	Quality Yield passive strategy	$497,926,253	0.065%	None
HC Capital Trust The Value Equity Portfolio	Quality Yield passive strategy	$290,162,425	0.065%	None
HC Capital Trust The International Value Equity Portfolio	International Quality Yield passive strategy	$854,313,840	0.100%	None
HC Capital Trust The Institutional International Value Equity Portfolio	International Quality Yield passive strategy	$1,609,819,364	0.100%	None

III. Board of Trustees’ Recommendation

At an in-person meeting held on June 4, 2014, the Board, and separately a majority of the Independent Trustees, approved the New Subadvisory Agreements between the Manager and Cadence relating to AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund, and AMG Managers Cadence Emerging Companies Fund. The New Subadvisory Agreements were presented for approval because the Former Subadvisory Agreements were expected to terminate in connection with the Transaction.

The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of each New Subadvisory Agreement. In considering the New Subadvisory Agreements, the Trustees considered the information relating to the Funds and Cadence provided to them in connection with their June 4, 2014, meeting, and also considered generally the information relating to the Funds and Cadence provided to them throughout the year and the information provided to them in connection with their meeting on June 20-21, 2013, which was the meeting in which the Trustees considered and approved the renewal of the Former Subadvisory Agreements for an additional one year period. In connection with the June 20-21, 2013, meeting, the information provided to the Trustees relating to each Fund included comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to Cadence, comparative performance information for an appropriate peer group of managed accounts. Prior to voting, the Independent Trustees met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering, at their June 4, 2014, meeting, the nature, extent and quality of the services provided by Cadence, the Trustees reviewed information relating to the Transaction and the role of current Cadence personnel under each New Subadvisory Agreement following the Transaction and noted that the role of such personnel would be identical. The Trustees considered the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Cadence in managing each Fund, noting that the Investment Strategy was not expected to change following the Transaction. Among other things, the Trustees reviewed updated biographical information on portfolio management and other professional staff, information regarding Cadence’s organizational and management structure and Cadence’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Cadence with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In this regard, the Trustees observed that Cadence had extensive experience with growth equity investing. The Trustees noted that Cadence has served as subadvisor to the Funds for over twenty years and that the same personnel would continue to serve as portfolio managers to the Funds following the Transaction. In the course of their deliberations at such meeting, the Trustees evaluated, among other things: (a) the services rendered by Cadence in the past; (b) the qualifications and experience of Cadence’s personnel; and (c) Cadence’s compliance program. The Trustees also considered Cadence’s risk management processes. The Trustees also took into account the financial condition of Cadence with respect to its ability to provide the same level of services under the New Subadvisory Agreements as under the Former Subadvisory Agreements.

Performance. In considering the proposals, the Trustees considered the performance of the Funds, and relied in part on the items considered at the June 20-21, 2013, meeting, which was the meeting in which the Former Subadvisory Agreements were last renewed.

The Trustees took into account management’s discussion of AMG Managers Cadence Capital Appreciation Fund’s performance, both at their June 20-21, 2013, meeting and at their June 4, 2014, meeting. At their June 4, 2014, meeting, the Trustees noted that the Fund’s performance is being addressed and the Fund’s more recent improved performance supported the approval of the New Subadvisory Agreement for the Fund.

The Trustees took into account management’s discussion of AMG Managers Cadence Mid Cap Fund’s performance, both at their June 20-21, 2013, meeting and at their June 4, 2014, meeting. At their June 4, 2014, meeting, the Trustees noted that the Fund’s performance is being addressed and the Fund’s more recent improved performance supported the approval of the New Subadvisory Agreement for the Fund.

The Trustees took into account management’s discussion of AMG Managers Cadence Emerging Companies Fund’s performance, both at their June 20-21, 2013, meeting and at their June 4, 2014, meeting. At their June 4, 2014, meeting, the Trustees noted that the Fund’s performance record supported the approval of the New Subadvisory Agreement for the Fund.

Subadvisory Fees and Profitability. The Trustees noted that the Manager, and not the Fund, is responsible for paying the fees charged by Cadence. In considering the reasonableness of the subadvisory fee, the Trustees relied on the ability of the Manager to negotiate the terms of each New Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with Cadence. The Trustees also noted that the subadvisory fees payable under the New Subadvisory Agreements are identical to those payable under the Former Subadvisory Agreements.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Cadence, including, among others, the indirect benefits that Cadence may receive from its relationship with the Funds, including any so-called “fallout benefits” to Cadence, such as reputational value derived from Cadence serving as subadvisor to the Funds, which bear the Subadvisor’s name. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by Cadence and the profitability to Cadence of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Cadence to be a material factor in their deliberations at this time. In addition, because the subadvisory fees are paid by the Manager out of its advisory fee, the Trustees did not rely upon comparisons of the subadvisory fees with those under other investment advisory contracts. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services provided to-date by Cadence, and the other considerations noted above with respect to Cadence, each Fund’s subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each New Subadvisory Agreement: (a) Cadence has demonstrated that it possesses the capability and resources to perform the duties required of it under each New Subadvisory Agreement; (b) Cadence’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) Cadence maintains appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each New Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 4, 2014, the Trustees, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement for each Fund.

IV. Additional Information

The Manager serves as investment manager and administrator of the Trust. The Manager is a subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG Distributors, Inc. (“AMGDI”), a wholly-owned subsidiary of the Manager, serves as distributor of each Fund. The Manager and AMGDI are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to AMG Funds LLC, 800 Connecticut Avenue, Norwalk, Connecticut, 06854, by calling (800) 299-3500, or by accessing our website at www.amgfunds.com.

Shareholders Sharing the Same Address.

A Fund will mail only one copy of this information statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this information statement and you are a holder of record of your shares, please call the Funds at 1-800-835-3879. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this information statement. If in the future you do not want the mailing of information statements to be combined with those of other members of your household, or if you have received multiple copies of this information statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at AMG Funds III, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by telephone at 1-800-835-3879, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the document was delivered.

Beneficial Owners and Management Ownership

As of October 6, 2014, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the Funds:

AMG Managers Cadence Capital Appreciation Fund

Name and Address	Number of Shares Owned	Percentage of Class
Investor Class

Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers ATT Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246-6484	436,503.53	13.73%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	253,811.021	7.99%

First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	238,192.338	7.50%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	220,483.341	6.94%

Service Class

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	262,081.282	49.18%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	114,572.505	21.50%

Nationwide Trust Co FSB FBO Participating Retirement Plans (NTC-PLNS) C/O IPO Portfolio Accounting PO Box 182029 Columbus, Ohio 43218-2029	104,317.175	19.58%

UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	35,887.285	6.73%

Institutional Class

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	1,135,380.768	62.28%

Name and Address	Number of Shares Owned	Percentage of Class
Boston Water and Sewer Commission 980 Harrison Avenue Boston, Massachusetts 02119-2540	267,794.508	14.69%

AMG Managers Cadence Mid Cap Fund

Name and Address	Number of Shares Owned	Percentage of Class
Investor Class

First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	328,497.157	9.61%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	320,097.067	9.37%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	291,695.132	8.54%

Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers ATT Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246-6484	274,257.234	8.03%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	260,153.012	7.61%

LPL Financial Customer 9785 Towne Centre Drive San Diego, California 92121-1968	172,948.738	5.06%

Service Class

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	300,339.471	69.90%

Lincoln Retirement Services Co. FBO Rockdale Co. BOE 403B P.O. Box 7876 Fort Wayne, Indiana 46801-7876	58,550.107	13.63%

UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	28,386.704	6.61%

Name and Address	Number of Shares Owned	Percentage of Class
Institutional Class

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, North Carolina 28288-1076	922,213.119	49.35%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	217,056.153	11.61%

LPL Financial Customer 9785 Towne Centre Drive San Diego, California 92121-1968	178,487.217	9.55%

Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers ATT Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246-6484	176,986.654	9.47%

First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	114,155.123	6.11%

AMG Managers Cadence Emerging Companies Fund

Name and Address	Number of Shares Owned	Percentage of Class
Service Class

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002	40,016.196	43.32%

Reliance Trust Company FBO Retirement Plans Serviced by Metlif C/O Fascore LLC 8515 E Orchard Road # 2T2 Greenwood Village, Colorado 80111	23,647.377	25.60%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	6,875.042	7.44%

Institutional Class

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	279,176.466	28.99%

Name and Address	Number of Shares Owned	Percentage of Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	153,987.711	15.99%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	98,278.815	10.21%

National Hockey League Retirement Plan – U.S. 1800 McGill College Avenue, Suite 2600 Montreal, Quebec, Canada H3A 3J6	73,290.874	7.61%

National Hockey League Unfunded Retirement Plan 1800 McGill College Avenue, Suite 2600 Montreal, Quebec, Canada H3A 3J6	54,058.420	5.61%

US Bank National Assoc. as Cust. FBO FR Bigelow Foundation – Cadence Cap Management Trust Mutual Funds PO Box 1787 Milwaukee, Wisconsin 53201-1787	49,958.822	5.19%

LPL Financial Customer 9785 Towne Centre Drive San Diego, California 92121-1968	49,342.567	5.12%

As of October 6, 2014, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of the Funds.

As of October 6, 2014, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of each Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

November 5, 2014

By Order of the Trustees,

LEWIS COLLINS
Secretary

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Exhibit A

SUBADVISORY AGREEMENT

Attention: Cadence Capital Management LLC

RE: Subadvisory Agreement

AMG MANAGERS CADENCE CAPITAL APPRECIATION FUND (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Cadence Capital Management LLC (the “Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information
(such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)

The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule

31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)

The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers
Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund Account shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on August 8, 2014, and the Agreement shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at any time without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential all information furnished to the Fund or the Manager by the Subadvisor in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

AMG FUNDS LLC

BY:	/s/ Keitha L. Kinne

DATE: August 8, 2014

Accepted:

CADENCE CAPITAL MANAGEMENT LLC

BY:	/s/ Michael Skillman

DATE: August 8, 2014

Acknowledged: AMG FUNDS III

BY:	/s/ Jeffrey T. Cerutti

DATE: August 8, 2014

SCHEDULES:	A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay a base quarterly fee for each calendar quarter at an annual rate of 0.35% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

SUBADVISORY AGREEMENT

Attention: Cadence Capital Management LLC

RE: Subadvisory Agreement

AMG MANAGERS CADENCE MID CAP FUND (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Cadence Capital Management LLC (the “Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)

The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund Account shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on August 8, 2014, and the Agreement shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at any time without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential all information furnished to the Fund or the Manager by the Subadvisor in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

AMG FUNDS LLC

BY:	/s/ Keitha L. Kinne

DATE: August 8, 2014

Accepted:

CADENCE CAPITAL MANAGEMENT LLC

BY:	/s/ Michael Skillman

DATE: August 8, 2014

Acknowledged: AMG FUNDS III

BY:	/s/ Jeffrey T. Cerutti

DATE: August 8, 2014

SCHEDULES:	A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay a base quarterly fee for each calendar quarter at an annual rate of 0.35% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

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SUBADVISORY AGREEMENT

Attention: Cadence Capital Management LLC

RE: Subadvisory Agreement

AMG MANAGERS CADENCE EMERGING COMPANIES FUND (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Cadence Capital Management LLC (the “Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)	The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis.
The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated

Account may acquire, and the Fund Account shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on August 8, 2014, and the Agreement shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential all information furnished to the Fund or the Manager by the Subadvisor in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

AMG FUNDS LLC

BY:	/s/ Keitha L. Kinne

DATE: August 8, 2014

Accepted:

CADENCE CAPITAL MANAGEMENT LLC

BY:	/s/ Michael Skillman

DATE: August 8, 2014

Acknowledged: AMG FUNDS III

BY:	/s/ Jeffrey T. Cerutti

DATE: August 8, 2014

SCHEDULES:	A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay a base quarterly fee for each calendar quarter at an annual rate of 1.05% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.